All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                                                                    MAY 24, 1999
                      STRUCTURAL AND COLLATERAL TERM SHEET
                 $974,502,237 (APPROXIMATE COLLATERAL BALANCE)
                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-C2


APPROXIMATE SECURITIES STRUCTURE:

                                                       EXPECTED
                                           EXPECTED     WEIGHTED
        EXPECTED            APPROXIMATE    CREDIT       AVERAGE    EXPECTED
CLASS   RATING             FACE/NOTIONAL   SUPPORT       LIFE      PAYMENT
 (A)    MDY'S/S&P/FITCH     AMOUNT (MM)   (% OF UPB)   (YEARS)(B)   WINDOW
-------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES
 X      Aaa/AAAr/AAA          $974.5(c)        N/A        10.0    7/99-1/24
 A1     Aaa/AAA/AAA            150.3         28.25         5.7    7/99-12/08
 A2     Aaa/AAA/AAA            549.0         28.25         9.7    12/08-5/09
 B      Aa2/AA/AA               51.2         23.00         9.9    5/09-5/09
 C      A2/A/A                  48.7         18.00         9.9    5/09-5/09
 D      A3/A-/A-                14.6         16.50        10.0    5/09-6/09
 E      Baa2/BBB/BBB            41.4         12.25        10.9    6/09-8/11
 F      Baa3/BBB-/BBB-          12.2         11.00        12.8    8/11-11/12
 G      Baa3/NR/NR              12.2          9.75        14.0    11/12-1/14

PRIVATELY OFFERED CLASSES (D)
-------------------------------------------------------------------------------
 H        -                      -             -            -         -
 J        -                      -             -            -         -
 K        -                      -             -            -         -
 L        -                      -             -            -         -
 M        -                      -             -            -         -
 N        -                      -             -            -         -
   TOTAL SECURITIES:   $974.5
-------------------------------------------------------------------------------
(a) Classes ___ are expected to have a fixed pass-through rate. Classes ___ are expected to have a fixed pass-through rate subject to a cap equal to the weighted average Net Mortgage Pass-Through Rate. Classes ___ are expected to have a pass-through rate equal to the weighted average Net Mortgage Pass-Through Rate.

(b) Calculated at 0% CPR, assuming no balloon payment extension and that ARD Loans pay in full on Anticipated Repayment Dates.

(c)  Notional amount on interest only class.

(d)  Not offered hereby.

KEY FEATURES:

Lead Manager:               Donaldson, Lufkin & Jenrette
                               Securities Corporation

Co-Managers:                Deutsche Bank Securities
                            Goldman, Sachs & Co.

Mortgage Loan Seller:       GMAC Commercial Mortgage Corporation

Master Servicer:            GMAC Commercial Mortgage Corporation

Special Servicer:           GMAC Commercial Mortgage Corporation

Trustee:                    LaSalle Bank National Association

Launch:                     May 12, 1999

Pricing:                    May 26, 1999

Closing:                    June 9, 1999

Cut-Off Date:               June 1and 10, 1999

Distribution Date:          15th of each month, or following
                            business day (commencing July 1999)

Payment Delay:              14 days

ERISA Eligible:             Classes A1, A2, and X are expected to be ERISA
                            eligible subject to certain conditions for eligibility.

SMMEA Eligible:             Classes A1, A2, X and B are expected to be SMMEA
                            securities upon issuance.

Structure:                  Sequential pay

Day Count:                  30/360

Tax Treatment:              REMIC

Rated Final Distribution
Date:                       TBD

Clean up Call:              1.0%

Minimum Denominations:      Publicly Offered Classes except
                            Class X: $25,000 & $1
                            Class X: $1,000,000 Notional Amount
                            & $1

Delivery:                   DTC


--------------------------------------------------------------------------------


COLLATERAL FACTS:

Initial Pool Balance:                                $974,502,237

Number of Mortgage Loans:                                     121

Number of Mortgaged Properties:                               162

Average Cut-Off Date Balance:                          $8,053,737

Weighted Average Current Mortgage Rate:                    7.406%

Weighted Average U/W DSCR (a) (b):                          1.40x

Weighted Average Cut-Off Date LTV Ratio (a) (b):           68.28%

Weighted Average Remaining Term to Maturity
(months):                                                 136.6

Weighted Average Remaining Amortization Term
(months):                                                 332.7

Weighted Average Seasoning (months):                        3.0

CTL Loans as a % of Total                                  14.15%

Balloon Loans as % of Total (c):                            95.0%

Single Largest Loan as % of Total:                         10.26%

Five Largest Loans as % of Total:                          27.58%

Ten Largest Loans as % of Total:                           40.36%

(a) All DSCR and LTV information presented herein is generally calculated as though any related earnout reserve had been applied to reduce or defease the primary balance of the mortgage loan.

(b) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.

(c) Includes 4 ARD loans totaling $148.8 mm and 15.27% of the pool Cut-Off date balance.

TEN LARGEST LOANS OR SPONSORS

                         ORIGINAL
LOAN                      BALANCE    % BY UPB   LTV      DSCR   PROPERTY TYPE
------------------------------------------------------------------------------
PREIT Portfolio (a)    $108,000,000   11.07%   67.45%    1.57x  Multifamily

Queens Center Retail    100,000,000   10.26    62.50     1.61   Retail

Ingram Micro             72,880,000    7.45    98.30     1.00   Office - CTL
Headquarters (b)

The Palmer Center        54,000,000    5.52    74.47     1.24   Office

The Squaw Peak Loan      36,000,000    3.69    66.06     1.20   Office
(c)

Red Rose Commons         28,320,000    2.91    80.00     1.24   Retail

University of Nevada     27,000,000    2.76    89.52     1.15   Other - CTL
Property

Holiday Inn Mart         26,500,000    2.72    47.41     2.06   Full
Plaza                                                           Service Hotel

Fairfield Towers         25,258,000    2.58    74.48     1.23   Multifamily

729 Seventh Avenue       23,500,000    2.40    61.66     1.24   Office
------------------------------------------------------------------------------

(a) 8 loans with affiliated borrowers make up this group of loans. Not cross-collateralized.

(b) 2 loans with affiliated borrowers make up this group of loans on 3 properties. Not cross-collateralized.

(c)  1 loan on 3 properties.

------------------------------------------------------------------------------

SELECTED LOAN DATA:


                  NUMBER OF             CUT-OFF DATE BALANCE
 GEOGRAPHIC       MORTGAGED    --------------------------------------
 DISTRIBUTION     PROPERTIES    (MM)    % BY UPB    WTD. AVG. DSCR(A)
---------------------------------------------------------------------
 New York             17      $197.4      20.3%         1.45x
 California           26       194.9      20.0          1.33
 Pennsylvania         30        72.3       7.4          1.40
 Florida               9        70.6       7.2          1.53
 Colorado              2        56.2       5.8          1.25
 Other (b)            78       383.1      39.3          1.39
                     ---      ------     -----          ----
 TOTAL/WTD. AVG.     162      $974.5     100.0%         1.40X
-----------------------------------------------------------------


 PROPERTY TYPE
-----------------------------------------------------------------
 Office               23       $271.8     27.9%         1.27x
 Multifamily          75        261.7     26.9          1.40
 Retail               36        261.0     26.8          1.44
 Other                 7         69.2      7.1          1.40
 Hospitality           5         57.4      5.9          1.76
 Industrial           13         44.3      4.5          1.28
 Mixed Use             3          9.2      0.9          1.29
                     ---      ------     -----          ----
 TOTAL/WTD. AVG.     162       $974.5    100.0%         1.40X
-----------------------------------------------------------------

 PREPAYMENT
 RESTRICTIONS
-----------------------------------------------------------------
 Lockout/Defeasance    121   $974.5      100%           1.40x
                       ---   ------      ----           -----
 TOTAL/WTD. AVG.       121   $974.5      100%           1.40X
-----------------------------------------------------------------
(a) The DSCR information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.

(b)  Includes 23 states.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                               STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

[ ]   For purposes of calculating principal distributions of the Certificates:

      -- Available principal will be allocated sequentially to the Class A1, A2, B, C, D, E, F, G, H, J, K, L, M, N certificates.

[ ] Realized losses will be allocated to the principal balance of Class N, M, L, K, J, H, G, F, E, D, C, B until reduced to zero and then to the class A1 and A2 pro rata.

[ ] Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro rata (based on interest entitlements) with the Class A1 and A2 Certificates each month.

[ ] Each class will be subordinate to the Class A1, A2, and X and to each class with an earlier alphabetic designation than such class.

[ ]   All classes will pay interest on a 30/360 basis.

[ ] The Master Servicer will cover net prepayment interest shortfalls, provided that with respect to any loans with due dates on or preceding the related determination date the Master Servicer will only cover net prepayment interest shortfalls up to the Master Servicing fee equal to 2 basis points per annum on the principal balance of such loans. Net prepayment interest shortfalls (after application of prepayment interest excesses and other Servicer coverage from the Master Servicing Fee) will be allocated pro-rata (based on interest entitlements) to all Certificates.

[ ] Interest shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to classes of outstanding regular Certificates with the Class X considered most senior.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                    DISTRIBUTION OF CUT-OFF DATE BALANCES (a)
-------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                        PERCENTAGE                                            AVERAGE    WEIGHTED
                                                            OF                                  WEIGHTED     REMAINING   AVERAGE
                            NUMBER OF                   AGGREGATE       AVERAGE      WEIGHTED   AVERAGE       TERM TO    CUT-OFF
 RANGE OF CUT-OFF DATE      MORTGAGE    CUT-OFF DATE     CUT-OFF     CUT-OFF DATE     AVERAGE   MORTGAGE     MATURITY    DATE LTV
 BALANCES                     LOANS        BALANCE     DATE BALANCE     BALANCE         DSCR       RATE         (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
    $638,827 - 999,999          2       $  1,607,214       0.16%       $  803,607       1.26x      8.247%       117.0       61.78%
  1,000,000 - 1,999,999        20         31,990,825       3.28         1,599,541       1.33       7.799        124.9       68.19
  2,000,000 - 2,999,999        19         48,256,765       4.95         2,539,830       1.34       7.757        142.5       71.47
  3,000,000 - 3,999,999        19         66,858,065       6.86         3,518,846       1.37       7.709        135.8       69.43
  4,000,000 - 4,999,999        14         62,650,771       6.43         4,475,055       1.28       7.699        128.6       71.15
  5,000,000 - 5,999,999        10         56,329,155       5.78         5,632,916       1.37       7.616        117.2       70.57
  6,000,000 - 6,999,999         2         13,627,015       1.40         6,813,507       1.45       7.944        118.0       70.67
  7,000,000 - 7,999,999         8         59,159,649       6.07         7,394,956       1.36       7.552        124.5       71.95
  8,000,000 - 8,999,999         2         17,424,724       1.79         8,712,362       1.30       7.179        130.3       75.55
  9,000,000 - 9,999,999         1          9,132,449       0.94         9,132,449       1.28       7.250        235.0       68.67
 10,000,000 - 13,999,999        7         84,320,280       8.65        12,045,754       1.44       7.212        144.0       71.05
 14,000,000 - 16,999,999        2         32,073,693       3.29        16,036,846       1.53       7.365        119.0       59.21
 17,000,000 - 19,999,999        3         55,835,359       5.73        18,611,786       1.41       7.820        168.8       73.74
 20,000,000 - 24,999,999        4         87,914,138       9.02        21,978,535       1.34       7.257        135.7       59.11
 25,000,000 - 29,999,999        4        106,829,924      10.96        26,707,481       1.52       7.570        148.4       67.46
 30,000,000 - 39,999,999        1         36,000,000       3.69        36,000,000       1.20       7.800        114.0       66.06
 40,000,000 - 59,999,999        2        104,492,212      10.72        52,246,106       1.24       7.103        152.9       74.47
    60,000,000 - Over           1        100,000,000      10.26       100,000,000       1.61       6.560        117.0       62.50
                              ---       ------------     ------      ------------       ----       -----        -----       -----
TOTAL/WTD. AVG.               121       $974,502,237     100.00%     $  8,053,737       1.40X      7.406%       136.6       68.28%
                              ===       ============     =======     ============       =====      ======       =====       ======
-----------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE (a)
--------------------------------------------------------------------------------


                                                                                                            WEIGHTED
                                                                                                            AVERAGE       WEIGHTED
                                                  PERCENTAGE                                    WEIGHTED    REMAINING     AVERAGE
                      NUMBER OF                  OF AGGREGATE                       WEIGHTED    AVERAGE     TERM TO       CUT-OFF
                      MORTGAGED   CUT-OFF DATE   CUT-OFF DATE   AVERAGE CUT-OFF     AVERAGE     MORTGAGE     MATURITY     DATE LTV
STATE                 PROPERTIES     BALANCE        BALANCE       DATE BALANCE        DSCR         RATE       (MOS)        RATIO
--------------------- ----------- -------------- -------------- ----------------- ------------- ----------- ----------- ------------
New York                  17     $197,449,412         20.26%      $11,614,671          1.45x       7.059%      120.6         64.09%
California                26      194,922,148         20.00         7,497,006          1.33        7.519       151.6         67.62
Pennsylvania              30       72,269,982          7.42         2,408,999          1.40        7.361       118.0         75.90
Florida                    9       70,566,782          7.24         7,840,754          1.53        6.943       126.3         62.09
Colorado                   2       56,167,758          5.76        28,083,879          1.25        7.048       115.2         74.60
Illinois                   2       46,132,141          4.73        23,066,071          2.08        8.224       180.9         47.36
Texas                     15       44,804,427          4.60         2,986,962          1.35        7.884       123.1         68.85
Arizona                    3       41,590,286          4.27        13,863,429          1.23        7.641       114.5         67.06
Nevada                     2       28,497,783          2.92        14,248,891          1.40        7.368       230.0         59.70
Virginia                   4       26,507,797          2.72         6,626,949          1.34        7.581       199.2         74.86
New Jersey                 8       26,032,047          2.67         3,254,006          1.30        7.684       142.8         72.54
Maryland                   3       24,419,023          2.51         8,139,674          1.43        6.934       118.3         73.16
Ohio                       2       17,936,784          1.84         8,968,392          1.58        6.773       119.0         72.93
Connecticut                6       17,443,028          1.79         2,907,171          1.24        7.580       116.0         76.99
Michigan                   5       16,040,567          1.65         3,208,113          1.28        7.802       128.1         73.75
Massachusetts              6       15,996,634          1.64         2,666,106          1.31        8.248       169.5         63.96
Georgia                    5       15,878,461          1.63         3,175,692          1.29        7.593       131.4         77.24
Missouri                   4       14,266,460          1.46         3,566,615          1.29        7.576       119.0         74.95
North Carolina             3       11,816,419          1.21         3,938,806          1.46        8.067       117.8         69.07
Alaska                     1        7,488,235          0.77         7,488,235          1.27        7.920       179.0         71.32
New Hampshire              1        5,589,454          0.57         5,589,454          1.26        7.880       117.0         73.55
Louisiana                  2        4,793,411          0.49         2,396,706          1.25        8.063       125.8         73.99
Kentucky                   1        4,562,409          0.47         4,562,409          1.20        6.800       116.0         79.35
Iowa                       1        4,112,079          0.42         4,112,079          1.23        7.790       117.0         79.54
Rhode Island               1        3,897,657          0.40         3,897,657          1.47        7.560       119.0         69.98
Minnesota                  1        2,128,514          0.22         2,128,514          1.22        7.610       118.0         70.95
Indiana                    1        1,998,830          0.21         1,998,830          1.26        7.660       119.0         68.93
South Dakota               1        1,193,708          0.12         1,193,708          1.32        7.000       116.0         68.21
                         ---     ------------        ------        ----------          ----        -----       -----         -----
TOTAL/WTD. AVG.          162     $974,502,237        100.00%       $6,015,446          1.40X       7.406%      136.6         68.28%
                         ===     ============        =======       ==========          =====       ======      =====         ======
------------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                  DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE
-------------------------------------------------------------------------------


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]




AK       0.77%              MO       1.46%              NY       20.26%
CA      20.00%              LA       0.49%              PA        7.42%
NV       2.92%              IL       4.73%              VA        2.72%
AZ       4.27%              MI       1.65%              NC        1.21%
CO       5.76%              IN       0.21%              MA        1.64%
TX       4.60%              OH       1.84%              RI        0.40%
SD       0.12%              KY       0.47%              CT        1.79%
MN       0.22%              GA       1.63%              NJ        2.67%
IA       0.42%              FL       7.24%              MD        2.51%
                            NH       0.57%





California       20.00%
Pennsylvania      7.42%
Florida           7.24%
Colorado          5.76%
Illinois          4.73%
Texas             4.60%
Other (a)        29.99%
New York         20.26%

(a)  Includes 21 states.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                       DISTRIBUTION OF PROPERTY TYPES (a)
--------------------------------------------------------------------------------


    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


Retail           26.78%
Multi-family     26.85%
Office           27.89%
Industrial        4.54%
Hospitality       5.89%
Mixed Use         0.94%
Other             7.10%



                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                   PERCENTAGE                                   WEIGHTED     REMAINING    AVERAGE
                      NUMBER OF                   OF AGGREGATE                     WEIGHTED      AVERAGE       TERM TO    CUT-OFF
                      MORTGAGED    CUT-OFF DATE   CUT-OFF DATE  AVERAGE CUT-OFF     AVERAGE     MORTGAGE      MATURITY     DATE LTV
    PROPERTY TYPE     PROPERTIES     BALANCE         BALANCE      DATE BALANCE       DSCR         RATE          (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Office                    23      $271,764,046         27.89%    $11,815,828           1.27x       7.425%       138.9         67.88
Multifamily               75       261,659,573         26.85       3,488,794           1.40        7.230        120.5         72.59
Retail                    36       260,978,125         26.78       7,249,392           1.44        7.217        122.1         68.59
Other                      7        69,211,276          7.10       9,887,325           1.40        7.982        239.8         58.64
Hospitality                5        57,432,996          5.89      11,486,599           1.76        7.954        133.7         51.74
Industrial                13        44,281,677          4.54       3,406,283           1.28        7.736        154.9         66.79
Mixed Use                  3         9,174,543          0.94       3,058,181           1.29        7.824        116.9         67.46
                         ---      ------------        ------      ----------           ----        -----        -----         -----
TOTAL/WTD. AVG.          162      $974,502,237        100.00%     $6,015,446           1.40X       7.406%       136.6         68.28
                         ===      ============        =======     ==========           =====       ======       =====         =====
-----------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
        DISTRIBUTION OF UNDERWRITTEN NCF DEBT SERVICE COVERAGE RATIOS (a)
-------------------------------------------------------------------------------

                                                                                                            WEIGHTED
                                                                                                             AVERAGE      WEIGHTED
                                                 PERCENTAGE OF                                 WEIGHTED     REMAINING      AVERAGE
 RANGE OF DEBT       NUMBER OF                     AGGREGATE                       WEIGHTED     AVERAGE      TERM TO       CUT-OFF
 SERVICE COVERAGE     MORTGAGE    CUT-OFF DATE    CUT-OFF DATE  AVERAGE CUT-OFF    AVERAGE      MORTGAGE     MATURITY      DATE LTV
 RATIOS                LOANS         BALANCE        BALANCE       DATE BALANCE       DSCR         RATE         (MOS)        RATIO
-----------------------------------------------------------------------------------------------------------------------------------
CTL                        8      $137,875,890        14.15%     $17,234,486         NAP          7.517%       222.6         NAP
1.00 - 1.09                1         1,422,390         0.15        1,422,390        1.07x         8.000        117.0        48.98%
1.10 - 1.19                1        13,992,012         1.44       13,992,012        1.18          7.750        119.0        77.73
1.20 - 1.24               14       183,568,885        18.84       13,112,063        1.23          7.498        115.5        71.89
1.25 - 1.29               38       201,161,060        20.64        5,293,712        1.26          7.680        127.3        71.58
1.30 - 1.34               19        68,913,542         7.07        3,627,029        1.31          7.880        136.6        69.03
1.35 - 1.39                8        30,007,674         3.08        3,750,959        1.36          7.701        116.5        72.38
1.40 - 1.49               10        46,781,501         4.80        4,678,150        1.44          7.354        134.2        68.65
1.50 - 1.59               14       131,220,939        13.47        9,372,924        1.55          7.072        118.6        65.18
1.60 - 1.79                5       128,605,873        13.20       25,721,175        1.61          6.699        119.4        63.69
1.90 - 2.19                2        29,560,760         3.03       14,780,380        2.08          7.482        119.5        48.27
2.20 - 3.00                1         1,391,712         0.14        1,391,712        2.28          7.500        115.0        43.49
                         ---      ------------       ------       ----------        ----          -----        -----        -----
TOTAL/WTD. AVG.          121      $974,502,237       100.00%      $8,053,737        1.40X         7.406%       136.6        68.28%
                         ===      ============       =======      ==========        =====         ======       =====        ======
-----------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.



--------------------------------------------------------------------------------
      DISTRIBUTION OF CUT-OFF DATE LOAN TO VALUE AT ORIGINATION RATIOS (a)
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                      PERCENTAGE                                   WEIGHTED   REMAINING    AVERAGE
                         NUMBER OF                   OF AGGREGATE      AVERAGE        WEIGHTED      AVERAGE    TERM TO      CUT-OFF
 RANGE OF CUT-OFF DATE   MORTGAGE     CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE      AVERAGE      MORTGAGE    MATURITY   DATE LTV
 LOAN TO VALUE RATIOS      LOANS        BALANCE         BALANCE        BALANCE         DSCR          RATE       (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
CTL                           8       $137,875,890        14.15%    $17,234,486          NAP          7.517%      222.6       NAP
30.1 - 50.0                   6         51,433,564         5.28       8,572,261          1.80         7.759       129.5      47.50%
50.1 - 60.0                  11         74,013,669         7.60       6,728,515          1.40         7.437       128.9      57.80
60.1 - 65.0                   6        151,318,379        15.53      25,219,730          1.53         6.888       119.9      62.34
65.1 - 70.0                  24        133,948,129        13.75       5,581,172          1.35         7.569       128.1      67.44
70.1 - 75.0                  44        291,439,913        29.91       6,623,634          1.34         7.392       119.8      73.30
75.1 - 80.0                  21        129,989,426        13.34       6,189,973          1.26         7.582       119.2      78.47
80.1 - 85.0                   1          4,483,267         0.46       4,483,267          1.30         7.800       115.0      83.86
                            ---       ------------       ------      ----------          ----         -----       -----      -----
TOTAL/WTD. AVG.             121       $974,502,237       100.00%     $8,053,737          1.40X        7.406%      136.6      68.28%
                            ===       ============       =======     ==========          =====        ======      =====      ======
-----------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                   DISTRIBUTION OF MORTGAGE INTEREST RATES (a)
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                                                                              AVERAGE     WEIGHTED
                                                    PERCENTAGE OF                                WEIGHTED    REMAINING     AVERAGE
                        NUMBER OF                     AGGREGATE                      WEIGHTED     AVERAGE     TERM TO      CUT-OFF
  RANGE OF               MORTGAGE    CUT-OFF DATE    CUT-OFF DATE      AVERAGE       AVERAGE     MORTGAGE     MATURITY    DATE LTV
  MORTGAGE RATES          LOANS         BALANCE        BALANCE      CUT-OFF DATE       DSCR        RATE        (MOS)        RATIO
                                                                       BALANCE
 ----------------------------------------------------------------------------------------------------------------------------------
 6.001 - 6.250               2        $7,576,430          0.78%      $3,788,215         1.68x       6.250%      116.8        67.29%
 6.501 - 6.750               2       102,386,967         10.51       51,193,483         1.61        6.564       119.8        62.50
 6.751 - 7.000              13       131,759,887         13.52       10,135,376         1.52        6.798       121.9        68.11
 7.001 - 7.250              10       176,115,559         18.07       17,611,556         1.27        7.150       153.5        70.26
 7.251 - 7.500              16       102,062,213         10.47        6,378,888         1.39        7.394       171.7        73.17
 7.501 - 7.750              22       178,297,261         18.30        8,104,421         1.38        7.641       119.6        70.49
 7.751 - 8.000              38       192,941,383         19.80        5,077,405         1.28        7.888       127.1        67.56
 8.001 - 9.000              17        63,706,402          6.54        3,747,435         1.35        8.256       131.0        65.70
 9.001 or greater            1        19,656,135          2.02       19,656,135          NAP        9.030       263.0         NAP
                           ---      ------------        ------       ----------         ----        -----       -----       ------
 TOTAL/WTD. AVG.           121      $974,502,237        100.00%      $8,053,737         1.40X       7.406%      136.6       68.28%
                           ===      ============        ======       ==========         =====       ======      =====       ======
 ----------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.




-------------------------------------------------------------------------------
                DISTRIBUTION OF REMAINING AMORTIZATION TERMS (a)
-------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                                                                             AVERAGE      WEIGHTED
                                                    PERCENTAGE OF                                WEIGHTED   REMAINING     AVERAGE
 RANGE OF REMAINING     NUMBER OF                     AGGREGATE        AVERAGE       WEIGHTED    AVERAGE     TERM TO      CUT-OFF
 AMORTIZATION TERMS     MORTGAGE     CUT-OFF DATE    CUT-OFF DATE   CUT-OFF DATE      AVERAGE    MORTGAGE    MATURITY     DATE LTV
 (MONTHS)                 LOANS         BALANCE        BALANCE         BALANCE         DSCR        RATE       (MOS)        RATIO
------------------------------------------------------------------------------------------------------------------------------------
121 - 180                   2          $5,859,618          0.60%     $2,929,809        1.28x       7.714%     178.2         52.35%
181 - 240                  10         127,544,080         13.09      12,754,408        1.36        7.373      202.7         63.93
241 - 300                  22         109,088,029         11.19       4,958,547        1.34        7.792      139.4         66.93
301 - 360                  85         629,617,716         64.61       7,407,267        1.38        7.477      125.5         69.80
361 - 380                   2         102,392,794         10.51      51,196,397        1.60        6.582      117.0         62.81
                            -         -----------         -----      ----------        ----        -----      -----         -----
TOTAL/WTD. AVG.           121        $974,502,237        100.00%     $8,053,737        1.40X       7.406%     136.6         68.28%
                          ===        ============        =======     ==========        =====       ======     =====         ======
------------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                      STRUCTURAL AND COLLATERAL TERM SHEET

--------------------------------------------------------------------------------
                 DISTRIBUTION OF ORIGINAL TERMS TO MATURITY (a)
--------------------------------------------------------------------------------

                                                                                                              WEIGHTED
                                                          PERCENTAGE                                           AVERAGE     WEIGHTED
                                                              OF                                  WEIGHTED    REMAINING    AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE       WEIGHTED   AVERAGE      TERM TO     CUT-OFF
 RANGE OF ORIGINAL TERMS    MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    AVERAGE    MORTGAGE     MATURITY    DATE LTV
 TO MATURITY (MONTHS)         LOANS         BALANCE      DATE BALANCE    BALANCE         DSCR      RATE          (MOS)      RATIO
-----------------------------------------------------------------------------------------------------------------------------------
101 - 120                      100       $755,327,218        77.51%     $7,553,272        1.38x     7.352%      117.1       69.18%
121 - 140                        2         29,474,327         3.02      14,737,163        2.00      7.645       121.1       50.17
141 - 180                        4         22,242,198         2.28       5,560,550        1.29      7.638       164.4       69.42
181 - 240                       13        135,629,320        13.92      10,433,025        1.36      7.379       211.8       62.61
241 - 360                        2         31,829,174         3.27      15,914,587         NAP      8.418       275.2        NAP
                               ---       ------------       ------      ----------        ----      -----       -----       -----
TOTAL/WTD. AVG.                121       $974,502,237       100.00%     $8,053,737        1.40X     7.406%      136.6       68.28%
                               ===       ============       =======     ==========        =====     ======      =====       ======
-----------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.



-------------------------------------------------------------------------------
                 DISTRIBUTION OF REMAINING TERMS TO MATURITY (a)
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                          PERCENTAGE                                            AVERAGE    WEIGHTED
                                                              OF                                   WEIGHTED    REMAINING   AVERAGE
                            NUMBER OF                     AGGREGATE      AVERAGE       WEIGHTED    AVERAGE      TERM TO    CUT-OFF
 RANGE OF REMAINING TERMS    MORTGAGE     CUT-OFF DATE      CUT-OFF     CUT-OFF DATE    AVERAGE     MORTGAGE    MATURITY   DATE LTV
 TO MATURITY (MONTHS)         LOANS         BALANCE      DATE BALANCE    BALANCE         DSCR        RATE       (MOS)       RATIO

-----------------------------------------------------------------------------------------------------------------------------------
101 - 120                      101       $781,803,224        80.23%    $7,740,626         1.40x       7.361%    117.2        68.44%
121 - 140                        1          2,998,321         0.31      2,998,321         1.25        7.820     131.0        74.96
141 - 180                        4         22,242,198         2.28      5,560,550         1.29        7.638     164.4        69.42
181 - 240                       13        135,629,320        13.92     10,433,025         1.36        7.379     211.8        62.61
241 - 360                        2         31,829,174         3.27     15,914,587          NAP        8.418     275.2         NAP
                               ---       ------------       ------     ----------         ----        -----     -----        -----
TOTAL/WTD. AVG.                121       $974,502,237       100.00%    $8,053,737         1.40X       7.406%    136.6        68.28%
                               ===       ============       =======    ==========         =====       ======    =====        ======
-----------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                     DISTRIBUTION OF AMORTIZATION TYPES (a)
-------------------------------------------------------------------------------

                                                                                                             WEIGHTED
                                                        PERCENTAGE                                           AVERAGE     WEIGHTED
                                                            OF                                    WEIGHTED   REMAINING    AVERAGE
                          NUMBER OF                     AGGREGATE        AVERAGE      WEIGHTED    AVERAGE     TERM TO     CUT-OFF
                          MORTGAGE     CUT-OFF DATE      CUT-OFF       CUT-OFF DATE   AVERAGE     MORTGAGE   MATURITY     DATE LTV
 AMORTIZATION TYPE          LOANS         BALANCE      DATE BALANCE      BALANCE        DSCR        RATE       (MOS)       RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Balloon                       109       $776,941,901       79.73%       $7,127,907      1.33x       7.472%     134.6       70.84%
Fully Amortizing                8         48,712,238        5.00         6,089,030      1.40        7.671      226.1       54.44
Hyperamortizing                 4        148,848,098       15.27        37,212,025      1.68        6.972      117.8       58.69
                              ---       ------------      ------        ----------      ----        -----      -----       -----
TOTAL/WTD. AVG.               121       $974,502,237      100.00%       $8,053,737      1.40X       7.406%     136.6       68.28%
                              ===       ============      =======       ==========      =====       ======     =====       ======
-----------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.


-------------------------------------------------------------------------------
                    DISTRIBUTION OF PREPAYMENT PROVISIONS (a)
-------------------------------------------------------------------------------

                                                                                                               WEIGHTED
                                                                                                               AVERAGE    WEIGHTED
                                                        PERCENTAGE                                WEIGHTED    REMAINING   AVERAGE
                           NUMBER OF                   OF AGGREGATE     AVERAGE       WEIGHTED     AVERAGE     TERM TO    CUT-OFF
                            MORTGAGE    CUT-OFF DATE   CUT-OFF DATE   CUT-OFF DATE     AVERAGE    MORTGAGE    MATURITY    DATE LTV
 PREPAYMENT PROVISION        LOANS         BALANCE        BALANCE       BALANCE         DSCR        RATE        (MOS)      RATIO
-----------------------------------------------------------------------------------------------------------------------------------
Lockout/Defeasance             121       $974,502,237      100.00%     $8,053,737        1.40x      7.406%       136.6       68.28%
                               ---       ------------      -------     ----------        -----      ------       -----       ------
TOTAL/WTD. AVG.                121       $974,502,237      100.00%     $8,053,737        1.40X      7.406%       136.6       68.28%
                               ===       ============      =======     ==========        =====      ======       =====       ======
-----------------------------------------------------------------------------------------------------------------------------------

(a) The DSCR and LTV information does not reflect the 8 CTL loans representing 14.15% of the Aggregate Cut-Off Date Balance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                               PREPAYMENT PROFILE
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
       PREPAYMENT RESTRICTION ASSUMING NO PREPAYMENT OF PRINCIPAL (a) (b)
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT              JUNE       JUNE        JUNE       JUNE       JUNE       JUNE       JUNE       JUNE       JUNE       JUNE
RESTRICTIONS            1999       2000        2001       2002       2003       2004       2005       2006       2007       2008
-----------------------------------------------------------------------------------------------------------------------------------
Locked out             100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Open                     0.00%       0.00%      0.00%       0.00%      0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
Number of Loans        121         121        121         121        121        121        121        121        121        121
UPB ($MM)              974.5       965.5      954.6       942.4      929.3      915.0      898.8      881.4      862.6      842.6
% OF INITIAL UPB       100.00%      99.08%     97.96%      96.71%     95.36%     93.89%    92.23%     90.45%      88.52%     86.46%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT              JUNE       JUNE        JUNE       JUNE       JUNE       JUNE       JUNE       JUNE       JUNE       JUNE
RESTRICTIONS            2009       2010        2011       2012       2013       2014       2015       2016       2017       2018
-----------------------------------------------------------------------------------------------------------------------------------
Locked out             100.00%     100.00%    100.00%     100.00%    100.00%     97.15%     57.24%     97.80%    100.00%    100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Open                     0.00%       0.00%      0.00%       0.00%      0.00%      2.85%     42.76%      2.20%      0.00%      0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                  100.00%     100.00%    100.00%     100.00%    100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
Number of Loans         20          19         18          18         18         15         15         13         11         11
UPB ($MM)              147.6       136.7      120.3       110.8      100.6       86.1       74.2       38.2       31.8       25.9
% OF INITIAL UPB        15.15%      14.02%     12.35%      11.37%     10.32%      8.84%      7.61%      3.92%      3.27%      2.65%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Table calculated using modeling assumptions.

(b)  Differences in totals may exist due to rounding.



-------------------------------------------------------------------------------
                              PREPAYMENT PROVISION
-------------------------------------------------------------------------------

                                                                                          WEIGHTED     WEIGHTED
                                                                                           AVERAGE     AVERAGE
                                                           PERCENTAGE OF                  REMAINING   REMAINING
         RANGE OF              NUMBER OF                     AGGREGATE       AVERAGE       LOCKOUT     TERM TO
    REMAINING TERMS TO         MORTGAGE    CUT-OFF DATE    CUT-OFF DATE    CUT-OFF DATE    PERIOD      MATURITY
  STATED MATURITY (YEARS)(a)     LOANS        BALANCE         BALANCE        BALANCE       (YEARS)     (YEARS)
---------------------------------------------------------------------------------------------------------------
        9.0 - 9.9                 100      $755,327,218        77.5%        $7,553,272        9.5         9.8
       10.0 - 10.9                 2         29,474,327         3.0         14,737,163       10.0        10.1
       11.0 - 11.9                 1          8,894,345         0.9          8,894,345       11.7        11.9
       14.0 - 14.9                 3         13,347,853         1.4          4,449,284       14.6        14.9
       16.0 - 16.9                 2         72,640,817         7.5         36,320,408       15.8        16.1
       17.0 - 17.9                 2          8,584,898         0.9          4,292,449       14.9        17.9
       19.0 - 19.9                 9         54,403,605         5.6          6,044,845       19.5        19.7
       21.0 - 21.9                 1         19,656,135         2.0         19,656,135       21.7        21.9
       24.0 - 24.9                 1         12,173,039         1.2         12,173,039       24.1        24.6
                                  ---      ------------       -----         ----------       ----        ----
TOTAL / WEIGHTED AVERAGE:         121      $974,502,237       100.0%        $8,053,737       11.1        11.4
                                  ===      ============       ======        ==========       ====        ====
---------------------------------------------------------------------------------------------------------------

(a) In the case of the ARD Loans, the Anticipated Repayment Date is assumed to be the maturity date for the purposes of this calculation.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                                 PREIT PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE (a):    $108,000,000        $107,920,483

% OF POOL BY UPB          11.07%

NOTE DATE:                April 13, 1999

INTEREST RATE:            All at 6.77%

AMORTIZATION:             30 years

MATURITY DATE:            May 10, 2009

PRINCIPAL/SPONSOR:        6 separate special purpose entities
                          and 2 other borrowing entities
                          affiliated with the Pennsylvania Real
                          Estate Investment Trust (PREIT) and
                          Ronald Rubin.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None.

--------------------------------------------------------------------------------
(a) 8 loans with affiliated borrowers make up this group of loans.



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------


SINGLE ASSET/PORTFOLIO:       Portfolio of 8 assets

PROPERTY TYPE:                Multifamily

LOCATION:                     Florida, Maryland, Ohio and
                              Pennsylvania.

YEARS BUILT:                  1928 to 1990

THE COLLATERAL:               8 multifamily complexes located in
                              various states.

PROPERTY MANAGEMENT:          An affiliate of the borrower.

CURRENT OCCUPANCY (RANGE OF   Varies from 89% to 97%
RENT ROLLS 1/31/99 -
3/31/99):

UNDERWRITTEN NET CASH FLOW:   $13,332,915

APPRAISED VALUE:              $160,950,000

APPRAISAL DATE:               All completed in March 1999

CUT-OFF DATE LOAN/UNIT:       $32,953

CUT-OFF DATE LTV:             67.45%

BALLOON LTV:                  57.75%

UWNCF DSCR:                   1.57x

--------------------------------------------------------------------------------



LOAN DETAILS

                                                                         CUT-OFF DATE                                UWNCF
     LOAN #              PROPERTY NAME               LOCATION         PRINCIPAL BALANCE      CUT-OFF DATE LTV        DSCR
----------------- ---------------------------- --------------------- --------------------- --------------------- --------------
 GMAC5900         Boca Palms Apartments         Boca Raton, FL            $22,583,360              59.90%              1.53x
 GMAC5910         Cobblestone Apartments        Pompano Beach, FL          13,839,803              62.06               1.56
 GMAC5920         Hidden Lakes Apartments       Miamisburg, OH             10,692,122              73.74               1.57
 GMAC5930         Kenwood Gardens Apartments    Toledo, OH                  7,244,662              71.73               1.60
 GMAC5940         Lakewood Hills Apartments     Harrisburg, PA             18,736,195              70.70               1.58
 GMAC5950         2031 Locust Street Apts.      Philadelphia, PA            5,945,612              70.78               1.58
 GMAC5960         The Marylander Apartments     Baltimore, MD              12,290,944              72.30               1.60
 GMAC5970         Palms of Pembroke Apts.       Pembroke Pines, FL         16,587,778              67.84               1.56
 ---------------- ----------------------------- -------------------- --------------------- --------------------- --------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              QUEENS CENTER RETAIL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $100,000,000        $100,000,000

% OF POOL BY UPB          10.26%

NOTE DATE:                February 4,1999

INTEREST RATE:            6.56%

AMORTIZATION:             378 months

ARD DATE:                 March 1, 2009

PRINCIPAL/SPONSOR:        Macerich Queen Limited Partnership, a special purpose
                          entity affiliated with the Macerich Company (REIT).

CALL PROTECTION:          Prepayment   lockout;   U.S.   Treasury
                          defeasance  permitted  as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     Up to $2 Million  permitted in the form
                          of  subordinate  financing  subject  to
                          certain conditions


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Retail

LOCATION:                     Elmhurst, New York

YEARS BUILT/RENOVATED:        1973 / 1990

THE COLLATERAL:               An urban shopping mall of
                              approximately 73 in-line stores,
                              food court and kiosks containing
                              156,194 square feet and a parking
                              garage.  The mall is located in
                              the Elmhurst section of the
                              Borough of Queens, New York.  The
                              mall is anchored by Macy's and JC
                              Penney who own and maintain their
                              own buildings.  The Macy's and JC
                              Penney's buildings are not part of
                              the collateral.

PROPERTY MANAGEMENT:          An affiliate of the borrower.

OCCUPANCY (11/30/98):         100%

UNDERWRITTEN NET CASH FLOW:   $12,209,304

APPRAISAL VALUE:              $160,000,000

APPRAISAL DATE:               December 30, 1998

CUT-OFF DATE LOAN/SF:         $640

CUT-OFF DATE LTV:             62.50%

ARD BALLOON LTV:              55.29%

UWNCF DSCR:                   1.61x

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                           INGRAM MICRO HEADQUARTERS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $72,880,000         $72,640,816

% OF POOL BY UPB          7.45%

NOTE DATE:                December 30, 1998 for both loans

INTEREST RATE:            7.18% for both loans

AMORTIZATION:             243 months

MATURITY DATE:            July 10, 2015

PRINCIPAL/SPONSOR:        2 separate special purpose entities.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None

TENANT RATING             The tenant has a senior  debt rating of
INFORMATION:              BBB by S&P and BBB+ by  Fitch.  Moody's
                          senior implied rating is Baa3.

LEASE AND RVI             The  Property  is NNN  leased to Ingram
INFORMATION:              Micro,  Inc.  expiring  July 10,  2015.
                          The lease expiration is co-terminus with the maturity date of each loan. The terms of the loan require a complete cash sweep with rent remitted directly to the servicer, GMACCM. Residual value insurance has been obtained from R.V.I. in the aggregate amount of $29,483,835 which is equal to the unamortized principal balance at maturity and 40% of the original balance.

R.V.I.:                   R.V.I.  has a  claims-  paying  ability
                          rated  A by  S&P,  and  AA-  by  Duff &
                          Phelps.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Portfolio of 3 office buildings

PROPERTY TYPE:                Office

LOCATION:                     Santa Ana, California

YEARS BUILT:                  From 1991  to 1998

THE COLLATERAL:               The Ingram Micro Headquarters
                              complex consists of three office
                              buildings totaling 567,790 square
                              feet.  1600 East St. Andrews Place
                              consists of a total of 191,890
                              square feet built over stages from
                              1992 until 1998.  1610 East St.
                              Andrews Place consists of a total
                              of 204,570 square feet also built
                              over stages from 1992 until 1998.
                              These two properties are the
                              collateral for the loan of
                              $50,890,000.  1700 East St.
                              Andrews Place was built in 1991
                              but renovated in 1995 and consists
                              of 171,330 square feet.  This
                              property is the collateral for the
                              $21,990,000 loan.

PROPERTY MANAGEMENT:          An affiliate of the borrower.

OCCUPANCY (12/1/98):          100%

UNDERWRITTEN NET CASH FLOW:   $5,800,000

APPRAISED VALUE:              $73,900,000

APPRAISAL DATE:               December 8, 1998 for both
                              properties

CUT-OFF DATE LOAN/SF:         $128

CUT-OFF DATE LTV:             98.30%

BALLOON LTV:                  39.90%

UWNCF DSCR:                   1.00x

--------------------------------------------------------------------------------


LOAN DETAILS


                                                                         CUT-OFF DATE                                 UWNCF
     LOAN #              PROPERTY NAME               LOCATION         PRINCIPAL BALANCE      CUT-OFF DATE LTV         DSCR
----------------- ---------------------------- --------------------- --------------------- --------------------- ----------------
 GMAC5010         1600/1610 E. St. Andrews Pl.  Santa Ana, CA             $50,722,972              98.30%             1.00x
 GMAC5020         1700 East St. Andrews Place   Santa Ana, CA              21,917,844              98.29              1.00
 ---------------- ----------------------------- -------------------- --------------------- --------------------- ----------------



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.


--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                               THE PALMER CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                           ORIGINAL            CUT-OFF DATE
                           --------            ------------
PRINCIPAL BALANCE:         $54,000,000         $53,769,239

% OF POOL BY UPB           5.52%

NOTE DATE:                 December 23, 1998

INTEREST RATE:             7.03%

AMORTIZATION:              30 years

MATURITY DATE:             January 10, 2009

PRINCIPAL/SPONSOR:         Palmer Center,  Ltd., a single purpose
                           entity.

CALL PROTECTION:           Prepayment   lockout;   U.S.  Treasury
                           defeasance  permitted as of the 2 year
                           anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/   No/No
DEFAULT:

ADDITIONAL FINANCING:      None

EARNOUT: Borrower has provided to Lender unconditional letters of credit in the aggregate amount of $3,500,000 that will be reduced or eliminated when certain spaces are renewed/released and/or when a 1.25x DSCR is achieved.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:         Single Asset

PROPERTY TYPE:                  Office

LOCATION:                       Colorado Springs, Colorado

YEARS BUILT/RENOVATED:          1968 / 1990

THE COLLATERAL:                 Three office buildings, a retail
                                arcade, and a parking garage
                                located within the Palmer
                                Center.  There are a total of
                                450,275 net rentable square feet
                                of office space and 8,155 net
                                rentable square feet of retail
                                space and a three and a four
                                story subterranean 1,600-space
                                parking garage located beneath
                                the buildings.  In addition to
                                the earnout provision,
                                approximately $2 million in the
                                form of cash escrows and/or
                                personal guarantees were
                                provided to renew or re-tenant
                                the rolling space.

PROPERTY MANAGEMENT:            An affiliate of the borrower.

OCCUPANCY (12/9/98):            97%

UNDERWRITTEN NET CASH FLOW:     $5,058,498

APPRAISED VALUE:                $67,500,000

APPRAISAL DATE:                 October 5, 1998

CUT-OFF DATE LOAN/SF:           $117

CUT-OFF DATE LTV:               74.47%

BALLOON LTV:                    68.87%

UWNCF DSCR:                     1.24x

--------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.

All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

--------------------------------------------------------------------------------
                              COLLATERAL TERM SHEET
                              THE SQUAW PEAK LOAN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

                          ORIGINAL            CUT-OFF DATE
                          --------            ------------
PRINCIPAL BALANCE:        $36,000,000         $36,000,000

% OF POOL BY UPB          3.69%

NOTE DATE:                December 11, 1998

INTEREST RATE:            7.80%

AMORTIZATION:             30 years

MATURITY DATE:            December 10, 2008

PRINCIPAL/SPONSOR:        A single purpose entity.

CALL PROTECTION:          Prepayment lockout; U.S. Treasury
                          defeasance permitted as of the 2 year
                          anniversary of REMIC securitization.

CROSS-COLLATERALIZATION/  No/No
DEFAULT:

ADDITIONAL FINANCING:     None

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------


SINGLE ASSET/PORTFOLIO:       Portfolio of 3 adjacent  office
                              buildings

PROPERTY TYPE:                Office

LOCATION:                     Phoenix, Arizona

YEARS BUILT:                  1985 / 1986 / 1987

THE COLLATERAL:               3 adjacent office buildings
                              containing 422,385 rentable square
                              feet.  Pointe Corridor 1,
                              constructed in 1986 at 7600 North
                              16th Street, contains 158,197
                              rentable square feet.  Pointe
                              Corridor 2, constructed in 1985 at
                              7600 North 15th Street, contains
                              110,146 rentable square feet.
                              Pointe Corporate Center,
                              constructed in 1987 at 7500 North
                              Dreamy Draw Drive, contains
                              154,042 rentable square feet.

PROPERTY MANAGEMENT:          Grubb & Ellis Management Services
                              Inc.

OCCUPANCY (11/9/1998):        98%

UNDERWRITTEN NET CASH FLOW:   $3,775,426

APPRAISAL VALUE:              $54,500,000

APPRAISAL DATE:               October 28, 1998

CUT-OFF DATE LOAN/SF:         $85

CUT-OFF DATE LTV:             66.06%

BALLOON LTV:                  60.05%

UWNCF DSCR:                   1.20x

--------------------------------------------------------------------------------


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Donaldson, Lufkin & Jenrette Securities Corporation, Deutsche Bank Securities, and Goldman, Sachs & Co. and not by the issuer of the securities. Donaldson, Lufkin & Jenrette Securities Corporation is acting as the lead manager and Deutsche Bank Securities and Goldman, Sachs Co. are acting as the co-managers and none of these parties are acting as agent for the issuer or its affiliates in connection with the proposed transaction. Neither the issuer nor any of its affiliates has prepared or taken part in the preparation of these materials and neither makes any representation as to the accuracy of these materials.